EXHIBIT 10.13

REGISTRATION RIGHTS AGREEMENT

Dated as of March 2, 2005

by and among

JACOBS ENTERTAINMENT, INC.,

THE GUARANTORS
named herein

and

THE PURCHASERS
named herein

$23,000,000

11 7/8% SENIOR SECURED NOTES DUE 2009

TABLE OF CONTENTS

1.	Definitions

2.	Exchange Offer

3.	Shelf Registration

4.	Additional Interest

5.	Registration Procedures

6.	Registration Expenses

7.	Indemnification

8.	Rules 144 and 144A

9.	Underwritten Registrations

10.	Miscellaneous

	(a)	Remedies
	(b)	No Inconsistent Agreements
	(c)	Amendments and Waivers
	(d)	Notices
	(e)	Successors and Assigns
	(f)	Counterparts
	(g)	Headings
	(h)	Governing Law
	(i)	Severability
	(j)	Notes Held by any Issuer or their Affiliates
	(k)	Third Party Beneficiaries
	(l)	Entire Agreement
	(m)	Joint and Several Obligations

i

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of March 2, 2005, by and among Jacobs Entertainment, Inc., a Delaware corporation (the “Company”), the Guarantors (as defined below) and the purchasers set forth on Schedule A hereto (the “Purchasers”).

This Agreement is entered into in connection with that certain Note Purchase Agreement, dated March 2, 2005, by and among the Company, the Guarantors and the Purchasers (the “Note Purchase Agreement”) relating to the sale by the Company to the Purchasers of $23,000,000 aggregate principal amount of the Company’s 11 7/8 % Senior Secured Notes due 2009 (the “Notes”) and the unconditional guarantee thereof by the Guarantors on a joint and several basis (the “Guarantee”).  In order to induce the Purchasers to enter into the Note Purchase Agreement, the Issuers (as defined below) have agreed to provide the registration rights set forth in this Agreement for the benefit of the holders of Registrable Notes (as defined below), including, without limitation, the Purchasers.  The execution and delivery of this Agreement is a condition to the Purchasers’ obligation to purchase the Notes under the Note Purchase Agreement.

The parties hereby agree as follows:

1.                  Definitions

As used in this Agreement, the following terms shall have the following meanings:

Additional Interest:  See Section 4(a).

Advice:  See the last paragraph of Section 5.

Agreement:  See the preamble to this Agreement.

Applicable Period:  See Section 3(b).

Business Day:  A day that is not a Saturday, a Sunday, or a day on which banking institutions in New York, New York are required to be closed.

Commission:  The Securities and Exchange Commission.

Company:  See the first introductory paragraph to this Agreement.

Effectiveness Date:  The 210th day after the Issue Date, in the case of the Exchange Registration Statement, and, in the case of the Initial Shelf Registration, the 90th day after the filing of the Initial Shelf Registration.

Effectiveness Period:  See Section 3(a).

Event Date:  See Section 4(b).

Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

Exchange Notes:  See Section 2 (a).

Exchange Offer:  See Section 2(a).

Exchange Registration Statement:  See Section 2 (a).

Filing Date:  The 120th day after the Issue Date (regardless of whether the actual filing precedes such date).

Guarantee:  See the second introductory paragraph to this Agreement.

Guarantors:  Black Hawk Gaming & Development Company, Inc., a Colorado corporation, Black Hawk/Jacobs Entertainment, a Colorado limited liability company, Gold Dust West Casino, Inc., a Nevada corporation, Gilpin Hotel Venture, a Colorado joint venture, Gilpin Ventures, Inc., a Colorado corporation, Jalou II Inc., a Louisiana corporation, Winner’s Choice Casino, Inc., a Louisiana corporation, Diversified Opportunities Group Ltd., an Ohio limited liability company, Jalou L.L.C., a Louisiana limited liability company, Houma Truck Plaza & Casino, L.L.C., a Louisiana limited liability company, Jalou-Cash’s L.L.C., a Louisiana limited liability company, JACE, Inc., a Louisiana corporation, Lucky Magnolia Truck Stop and Casino, L.L.C., a Louisiana limited liability company, Bayou Vista Truck Plaza and Casino, L.L.C., a Louisiana limited liability company, Raceland Truck Plaza and Casino, L.L.C., a Louisiana limited liability company, Colonial Holdings, Inc., a Virginia corporation, Stansley Racing Corp., a Virginia corporation, Colonial Downs, L.P., a Virginia limited partnership, Colonial Downs, L.L.C., a Virginia limited liability company, JRJ Properties, L.L.C., a Louisiana limited liability company, Jalou Breaux Bridge, LLC, a Louisiana limited liability company, Jalou Eunice, LLC, a Louisiana limited liability company, and Jalou of Jefferson, LLC, a Louisiana limited liability company.

Holder:  Any registered holder of Registrable Notes.

Indemnified Person:  See Section 7(c).

Indemnifying Person:  See Section 7(c).

Indenture:  The Indenture, dated as of February 8, 2002, by and among Jacobs Entertainment, Inc. (formerly known as Gameco, Inc.), the Subsidiary Guarantors (as defined therein), and Wells Fargo Bank Minnesota, National Association, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

Initial Shelf Registration:  See Section 3(a).

Inspectors:  See Section 5(o).

Issue Date:  The date on which the Notes were sold to the Purchasers pursuant to the Note Purchase Agreement.

Issuers:  The Company and the Guarantors, collectively.

NASD:  National Association of Securities Dealers, Inc.

Note Purchase Agreement:  See the second introductory paragraph to this Agreement.

Notes:  See the second introductory paragraph to this Agreement.

Participant:  See Section 7(a).

Person:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government (including any agency or political subdivision thereof).

Potential Material Event:  (i) An event or circumstance which occurs and is continuing as a result of which any Shelf Registration, any related prospectus or any document incorporated therein by reference as then amended or supplemented or proposed to be filed would, in the good faith determination of the Board of Directors of the Company, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) either (a) the Board of Directors of the Company determines in good faith that the disclosure of such event at such time would have a material adverse effect on the Company’s business, operations or prospects or (b) the disclosure otherwise relates to a material business transaction or development which has not yet been publicly disclosed.

Prospectus:  The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Notes covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

Purchasers:  See the preamble to this Agreement.

Records:  See Section 5(o).

Registrable Notes:  Each Note upon original issuance thereof and at all times subsequent thereto, each Exchange Note as to which Section 2(c)(iii) hereof is applicable upon original issuance thereof and at all times subsequent thereto until, in the case of any such Note or Exchange Note, as the case may be, the earliest to occur of (i) a Registration Statement covering such Note or Exchange Note, as the case may be, has been declared effective by the Commission and such Note or Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note or Exchange Note, as the case may be, is sold in compliance with Rule 144, (iii) in the case of any Note, such Note has or could have been exchanged pursuant to the Exchange Offer for an Exchange Note or Exchange Notes which may be resold without restriction under federal securities laws, or (iv) such Note or Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture.

Registration Statement:  Any registration statement of the Company, including, but not limited to, the Exchange Registration Statement, that covers any of the Registrable Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Rule 144:  Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the Commission providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

Rule 144A:  Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the Commission.

Rule 415:  Rule 415 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

Shelf Notice:  See Section 2(c).

Shelf Registration:  See Section 3(b).

Suspension Period:  See Section 5.

Subsequent Shelf Registration:  See Section 3(b).

TIA:  The Trust Indenture Act of 1939, as amended.

Trustee:  The trustee under the Indenture and, if existent, the trustee under any indenture governing the Exchange Notes.

Underwritten registration or underwritten offering:  A registration in which securities of one or more of the Issuers are sold to an underwriter for reoffering to the public.

2.                  Exchange Offer

(a)                         Each of the Issuers agrees to file with the Commission no later than the Filing Date, an offer to exchange (the “Exchange Offer”) any and all of the Registrable Notes for a like aggregate principal amount of debt securities of the Company which are identical in all material respects to the Notes (the “Exchange Notes”) (and which are entitled to the benefits of the Indenture (other than such changes to the Indenture as are necessary to comply with any requirements of the Commission to effect or maintain the qualification thereof under the TIA), except that the Exchange Notes shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon.  The Exchange Offer shall be registered under the Securities Act on the appropriate form (the “Exchange Registration Statement”) and shall comply with all applicable tender offer rules and regulations under the Exchange Act.  Each of the Issuers agrees to use its best efforts to (x) cause the Exchange Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for at least 30 Business Days (or longer if required by applicable law) after the later of the date on which (i) the Exchange Offer is first mailed to Purchasers and (ii) the Exchange Registration Statement is declared effective by the Commission and launched; and (z) consummate the Exchange Offer on or prior to the 60th day following the date on which the Exchange Registration Statement is declared effective by the Commission.  If after such Exchange Registration Statement is initially declared effective by the Commission, the Exchange Offer or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Exchange Registration Statement shall be deemed not to have become effective for purposes of this Agreement and the Company shall immediately provide notice to the Trustee that the Exchange Registration Statement is no longer effective.  Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Notes received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes, that such Holder is not an affiliate of any Issuer within the meaning of the Securities Act, and any additional representations that in the written opinion of counsel to the Issuers are necessary under then-existing interpretations of the Commission in order for the Exchange Registration Statement to be declared effective.  Upon consummation of the Exchange Offer in accordance with this Section 2, the Issuers shall have no further obligation to register Registrable Notes other than in respect of any Exchange Notes as to which clause 2(b)(iii) hereof applies.

In connection with the Exchange Offer, the Issuers shall:

(1)                                 mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

(2)                                 utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate thereof;

(3)                                 permit Holders to withdraw tendered Registrable Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and

(4)                                 otherwise comply in all material respects with all applicable laws.

As soon as practicable after the close of the Exchange Offer, the Issuers shall:

(1)                                 accept for exchange all Registrable Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer;

(2)                                 deliver to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

(3)                                 cause the Trustee to authenticate and deliver promptly to each Holder tendering such Registrable Notes or Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

The Exchange Notes may be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture, which in either event will provide that the Exchange Notes will not be subject to the transfer restrictions set forth in the Indenture and that the Exchange Notes and the Notes, if any, will vote and consent together on all matters as one class and that none of the Exchange Notes or the Notes, if any, will have the right to vote or consent as a separate class on any matter.

(b)                        If, (i) because of any change in law or in currently prevailing interpretations of the staff of the Commission, the Company is not permitted to effect an Exchange Offer, (ii) the Exchange Offer is not consummated within 255 days of the Issue Date, or (iii) in the case of any Holder that participates in the Exchange Offer (and validly tenders and does not withdraw its Registrable Notes prior to the expiration thereof), such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under federal securities laws (other than due solely to the status of such Holder as an affiliate of any Issuer within the meaning of the Securities Act) and so notifies the Company within 30 days following the consummation of the Exchange Offer (and provides a reasonable basis for its conclusions), in the case of each of clauses (i)-(iii), then the Issuers shall promptly deliver to the Holders and the Trustee written notice thereof (the “Shelf Notice”) and shall file a Shelf Registration pursuant to Section 3.

3.                  Shelf Registration

If a Shelf Notice is delivered as contemplated by Section 2(c), then:

(a)                         Shelf Registration.  The Issuers shall as promptly as reasonably practicable file with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes (the “Initial Shelf Registration”).  If the Issuers shall not have filed the Exchange Registration Statement, each of the Issuers shall file with the Commission the Initial Shelf Registration on or prior to the Filing

Date and shall use its best efforts to cause such Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date.  Otherwise, each of the Issuers shall file with the Commission the Initial Shelf Registration within 120 days of the delivery of the Shelf Notice and shall use its best efforts to cause such Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date.  The Issuers shall file the Initial Shelf Registration on Form S-3 if they are eligible to do so. Otherwise, the Issuers shall file such Initial Shelf Registration on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings).  The Issuers shall not permit any securities other than the Registrable Notes to be included in any Shelf Registration.  Each of the Issuers shall use its best efforts to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is 24 months from the Issue Date (or, if Rule 144(k) under the Securities Act is amended to permit unlimited resales by non-affiliates within a lesser period, such lesser period) (subject to extension pursuant to the last and penultimate paragraphs of Section 5 hereof) (the “Effectiveness Period”) or such shorter period ending when (i) all Registrable Notes covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or (ii) a Subsequent Shelf Registration covering all of the Registrable Notes has been declared effective under the Securities Act.

(b)                        Subsequent Shelf Registrations.  If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall immediately provide notice to the Trustee that such Initial Shelf Registration or Subsequent Shelf Registration, as the case may be, is no longer effective and each of the Issuers shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional “shelf” Registration Statement pursuant to Rule 415 covering all of the Registrable Notes then outstanding (a “Subsequent Shelf Registration”).  If a Subsequent Shelf Registration is filed, each of the Issuers shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Subsequent Shelf Registration continuously effective for a period (the “Applicable Period”) equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration, or any Subsequent Shelf Registrations, was previously continuously effective.  As used herein the term “Shelf Registration” means the Initial Shelf Registration and any Subsequent Shelf Registration.

(c)                         Supplements and Amendments.  Each of the Issuers shall promptly supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, or if required by the Securities Act.

4.                  Additional Interest

(a)                         The Issuers and the Purchasers agree that the Holders of Registrable Notes will suffer damages if the Issuers fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision.  Accordingly, each of the Issuers agrees to pay, as liquidated damages, additional interest on the Registrable Notes (“Additional Interest”) under the circumstances and to the extent set forth below (each of which shall be given independent effect):

(i)                                    if (A) neither the Exchange Registration Statement nor the Initial Shelf Registration has been filed on or prior to the Filing Date or (B) notwithstanding that the Issuers have consummated or will consummate an Exchange Offer, the Issuers are required to file a Shelf Registration and such Shelf Registration is not filed on or prior to the 120th day after delivery of the Shelf Notice, then, in the case of subclause (A), commencing on the day after the Filing Date or, in the case of subclause (B), commencing on the 121st day following delivery of the Shelf Notice, Additional Interest shall accrue on the Registrable Notes over and above the stated interest at a rate of 1.0% per annum for the first 90 days immediately following the Filing Date or such 120th day, as the case may be, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 90-day period;

(ii)                                 if (A) neither the Exchange Registration Statement nor the Initial Shelf Registration is declared effective on or prior to the Effectiveness Date applicable thereto or (B) notwithstanding that the Issuers have consummated or will consummate an Exchange Offer, the Issuers are required to file a Shelf Registration and such Shelf Registration is not declared effective by the Commission on or prior to the applicable Effectiveness Date, then, commencing on the day after such applicable Effectiveness Date, Additional Interest shall accrue on the Registrable Notes over and above the stated interest at a rate of 1.0% per annum for the first 90 days immediately following the day after the applicable Effectiveness Date, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 90-day period; and

(iii)                              if (A) the Company has not exchanged Exchange Notes for all Notes validly tendered and not withdrawn in accordance with the terms of the Exchange Offer on or prior to the 255th day after the Issue Date, (B) the Exchange Registration Statement ceases to be effective prior to consummation of the Exchange Offer or (C) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period (other than as a result of the imposition of any Suspension Period in accordance with the penultimate paragraph of Section 5 of this Agreement), then Additional Interest shall accrue on the Registrable Notes over and above the stated interest at a rate of 1.0% per annum for the first 90 days commencing on the (x) 256th day after the Issue Date in the case of (A) above or (y) the day such Exchange Registration Statement or Shelf Registration ceases to be effective in the case of (B) and (C) above, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each such subsequent 90-day period;

provided, however, that the Additional Interest rate on the Registrable Notes may not exceed in the aggregate 2.0% per annum; provided further that (1) upon the filing of the Exchange

Registration Statement or each Shelf Registration (in the case of (i) above), (2) upon the effectiveness of the Exchange Registration Statement or each Shelf Registration, as the case may be (in the case of (ii) above), or (3) upon the exchange of Exchange Notes for all Registrable Notes tendered (in the case of (iii) (A) above) or upon the effectiveness of an Exchange Registration Statement or Shelf Registration which had ceased to remain effective (in the case of (iii)(B) and (C) above), Additional Interest on any Registrable Notes then accruing Additional Interest as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

(b)                        The Issuers shall notify the Trustee within one Business Day after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an “Event Date”).  Any amounts of Additional Interest due pursuant to (a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable in cash semi-annually on each regular interest payment date specified in the Indenture (to the Holders of Registrable Notes of record on the regular record date therefor (as specified in the Indenture) immediately preceding such dates), commencing with the first such regular interest payment date occurring after any such Additional Interest commences to accrue.  The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Notes subject thereto, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

5.                  Registration Procedures

In connection with the filing of any Registration Statement pursuant to Section 2 or 3 hereof, each Issuer shall effect such registration to permit the sale of such securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by each Issuer hereunder, each Issuer shall:

(a)                         Prepare and file with the Commission prior to the Filing Date, the Exchange Registration Statement or if the Exchange Registration Statement is not filed or is unavailable, a Shelf Registration as prescribed by Section 2 or 3, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that, if a Shelf Registration is filed pursuant to Section 3, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers shall, if requested, afford the Holders of the Registrable Notes to be registered pursuant to such Shelf Registration and their legal counsel a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five Business Days prior to such filing).  The Issuers shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement shall reasonably object thereto.

(b)                        Prepare and file with the Commission such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be,

as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented.

(c)                         If a Shelf Registration is filed pursuant to Section 3, notify each selling Holder of Registrable Notes, its counsel and the managing underwriters, if any, promptly (but in any event within two Business Days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes the representations and warranties of any Issuer contained in any agreement (including any underwriting agreement contemplated by Section 5(n) hereof) cease to be true and correct in any material respect, (iv) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in, or amendments or supplements to, such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (v) of the Issuers’ reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(d)                        If a Shelf Registration is filed pursuant to Section 3, use their best efforts to prevent the issuance of any order suspending the effectiveness of such Shelf Registration or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible date.

(e)                         If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering, (i) as promptly as practicable incorporate in a prospectus supplement or post-effective amendment such information or revisions to information therein relating to such underwriters or selling Holders as the managing underwriters, if any, or such Holders or their counsel reasonably request to be included or made therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuers have received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement.

(f)                           If a Shelf Registration is filed pursuant to Section 3, furnish to each selling Holder of Registrable Notes who so requests and its counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

(g)                        If a Shelf Registration is filed pursuant to Section 3, deliver to each selling Holder of Registrable Notes, its respective counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last and penultimate paragraphs of this Section 5, the Issuers hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes and the underwriters or agents, if any, in connection with the offering and sale of the Registrable Notes covered by such Prospectus and any amendment or supplement thereto.

(h)                        Prior to any public offering of Registrable Notes, use its best efforts to register or qualify, and cooperate with the selling Holders of Registrable Notes, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes or Exchange Notes, as the case may be, for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder or the managing underwriter or underwriters, if any, reasonably request in writing; provided that no Issuer shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

(i)                            If a Shelf Registration is filed pursuant to Section 3, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company (or any similar successor depositary); and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or the Holders may reasonably request.

(j)                            Use its best efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Notes, in which case the Issuers will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

(k)                         If a Shelf Registration is filed pursuant to Section 3, upon the occurrence of any event contemplated by paragraph 5(c)(iv) or 5(c)(v) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the Commission, at the Issuers’ sole expense, a supplement or post-effective amendment to the Registration Statement or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(l)                            Use its commercially reasonable efforts to cause the Registrable Notes covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement or the managing underwriter or underwriters, if any.

(m)                      Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with printed certificates for the Registrable Notes or the Exchange Notes, as the case may be, in a form eligible for deposit with the Depository Trust Company and (ii) provide a CUSIP number for the Registrable Notes or the Exchange Notes, as the case may be.

(n)                        In connection with an underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to the underwriters, with respect to the business of the Issuers and their subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if and when requested; (ii) obtain the opinion of counsel to the Issuers and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of debt securities similar to the Notes and such other matters as may be reasonably requested by managing underwriters; and (iii) obtain “cold comfort” letters and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of any Issuer or of any business acquired by the Company any Issuer for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings of debt securities similar to the Notes and such other matters as are reasonably requested by the managing underwriter or underwriters.  The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

(o)                        If a Shelf Registration is filed pursuant to Section 3, make available for inspection by a representative of a majority in interest of the selling Holders of such Registrable Notes being sold, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such representative, (collectively, the “Inspectors”), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of each Issuer and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of each Issuer and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement.  Records which an Issuer determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) the information in such Records has been made generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector or (iv) disclosure of such information is, in the reasonable opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, related to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder.  Each selling Holder of such Registrable Notes will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any transactions in the securities of any Issuer unless and until such is made generally available to the public.  Each Inspector and each selling Holder of such Registrable Notes will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction pursuant to clause (ii) or (iv) of the previous sentence or otherwise, give notice to the Issuers and allow the Issuers to undertake appropriate action to obtain a protective order or otherwise prevent disclosure of the Records deemed confidential at its sole expense; provided, however, that under no circumstances will such Inspector or Holder of Registrable Notes be required to participate in the efforts of Issuers to prevent disclosure or withhold any Records duly requested by a court of competent jurisdiction.

(p)                        Provide or maintain an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under the Indenture and the Holders of the Registrable Notes, to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the Commission to enable the Indenture to be so qualified in a timely manner.

(q)                        Comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

(r)                           Upon consummation of the Exchange Offer obtain an opinion of counsel to the Issuers, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer that the Exchange Notes, the Guarantees and the related indenture constitute legally valid and binding obligations of the Issuers enforceable against the Issuers in accordance with their respective terms.

(s)                         If the Exchange Offer is to be consummated, upon delivery of the Registrable Notes by Holders to the Issuers (or to such other Person as directed by the Company) in exchange for the Exchange Notes, the Issuers shall mark, or caused to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the Exchange Notes; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

(t)                           Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the NASD.

(u)                        Use its best efforts to take all other steps reasonably necessary to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby.

The Issuers may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Issuers such information regarding such seller and the distribution of such Registrable Notes as the Issuers may, from time to time, reasonably request.  The Issuers may exclude from such registration the Registrable Notes of any seller who fails to furnish such information within a reasonable time after receiving such request.  Each seller as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuers all information required to be disclosed in order to make the information previously furnished to the Issuers by such seller not materially misleading.

Each Holder of Registrable Notes agrees by acquisition of such Registrable Notes that, upon receipt of any notice from the Issuers of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv) , or 5(c)(v) or a notice given in accordance with the last paragraph of this Section 5, such Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to

be sold by such Holder and, in each case, dissemination of such Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.  In the event the Issuers shall give any such notice, the Effectiveness Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) or (y) the Advice.

Notwithstanding anything to the contrary in this Agreement, if at any time or from time to time after the effective date of a Shelf Registration filed pursuant to Section 2, the Company notifies in writing each Holder of Registrable Notes to be sold pursuant to the Shelf Registration of the existence of a Potential Material Event, the Holders shall not offer to sell any Registrable Notes pursuant to the prospectus contained in such Shelf Registration from the time of the giving of notice with respect to a Potential Material Event until the Holders receive written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that (i) in no event shall the effectiveness of such Shelf Registration be suspended for a period of more than 30 days (a “Suspension Period”), (ii) the Company may not declare Suspension Periods more than two (2) times in any calendar year and (iii) in each such case the Effectiveness Period of the Shelf Registration provided for in Section 2 shall be extended by the number of days of the applicable Suspension Period pursuant to the foregoing and Additional Interest shall not apply during the Suspension Period to the extent that such Additional Interest is due solely as a result of the imposition of the Suspension Period.

6.                  Registration Expenses

All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers shall be borne by the Issuers whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions where the holders of Registrable Notes are located, in the case of the Exchange Notes, (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company (or any similar successor depositary) and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement, (iii) reasonable messenger, telephone and delivery expenses incurred in connection with the Exchange Registration Statement and any Shelf Registration, (iv) fees and disbursements of counsel for the Issuers and fees and disbursements of one firm of special counsel for the

Purchasers in connection with the Exchange Offer and for the sellers of Registrable Notes in connection with any Shelf Registration, (v) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to such performance in accordance with this Agreement), (vi) rating agency fees, (vii) Securities Act liability insurance, if any Issuer desires such insurance, (viii) fees and expenses of all other Persons retained by the Issuers, (ix) internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees of the Issuers performing legal or accounting duties), (x) the expense of any annual or special audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, (xi) the fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of the Registrable Notes, which discounts, commissions or taxes shall be paid by Holders of such Registrable Notes) and (xiii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

7.                  Indemnification

(a)                         Each of the Issuers jointly and severally agrees to indemnify and hold harmless each Holder of Registrable Notes, the officers, directors, employees and agents of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Participant”), from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other reasonable expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Issuers shall have furnished any amendments or supplements thereto) or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Issuers in writing by or on behalf of such Participant expressly for use therein; provided, however, that the Issuers shall not be liable if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by the Participants resulted from any action, claim or suit by any Person who purchased Registrable Notes or Exchange Notes which are the subject thereof from such Participant and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Notes or Exchange Notes sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Issuers with Section 5 of this Agreement.

(b)                        Each Participant will be required to agree, severally and not jointly, to indemnify and hold harmless each Issuer, its directors and officers and each Person who controls each Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuers to each Participant, but only with reference to information relating to any Participant furnished to the Issuers in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus.  The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Notes or Exchange Notes giving rise to such obligations.

(c)                         If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Person”) in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder except to the extent that the indemnifying party is unaware of the commencement of such action and such omission results in the forfeiture by the indemnifying party of substantial rights and defenses.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and the Indemnified Person shall have reasonably concluded that there may be one or more legal defenses available to it and/or other Indemnified Persons that are different from or in addition to those available to any such Indemnifying Person.  It is understood that, unless there is a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred.  Any such separate firm for the Participants and control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes sold by all such Participants and any such separate firm for the Issuers, their respective directors, officers and such control Persons of the Issuers shall be designated in writing by the Company.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final non-appealable judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that the Indemnifying Person shall not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Person is contesting, in good faith, the request for reimbursement.  No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of an Indemnified Person.

(d)                        If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions (or alleged statements or omissions) that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or by the Participants or such other Indemnified Person, as the case may be, on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate under the circumstances.

(e)                         The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or Exchange Notes, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f)                           The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

8.                  Rules 144 and 144A

Each of the Issuers covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder in a timely manner and, if at any time it is not required to file such reports, it will, upon the request of any Holder of Registrable Notes, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A under the Securities Act.  Each of the Issuers further covenants, for so long as any Registrable Notes remain outstanding, to make available to any Holder or beneficial owner of Registrable Notes in connection with any sale thereof and any prospective purchaser of such Registrable Notes from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Notes pursuant to Rule 144A.

9.                  Underwritten Registrations

If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and reasonably acceptable to the Issuers.

No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.            Miscellaneous

(a)                         Remedies.  In the event of a breach by any Issuer of any of its obligations under this Agreement, each Holder of Registrable Notes, in addition to being entitled to exercise all rights provided herein, in the Indenture, in the Note Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  Each Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)                        No Inconsistent Agreements.  None of the Issuers has entered, as of the date hereof, and none of the Issuers shall enter, after the date of this Agreement, into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof.  None of the Issuers has entered and none of the Issuers shall enter into any agreement with respect to any of its securities which will grant to any Person piggy-back rights with respect to a Registration Statement.

(c)                         Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes; provided, however, that Section 7 and this Section 10(c) may not be amended, modified or supplemented without the prior written consent of each Holder (including any person who was a Holder of Registrable Notes or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement).  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being tendered pursuant to the Exchange Offer or sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being tendered or being sold by such Holders pursuant to such Registration Statement.

(d)                        Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, next-day air courier or telecopier:

1.                             if to a Holder of Registrable Notes, at the most current address of such Holder set forth on the records of the registrar under the Indenture;

2.                             if to the Issuers, as follows:

Jacobs Entertainment, Inc.
240 Main Street
Black Hawk, Colorado 80422
Facsimile No.: (303) 582-0239
Attention:  President

with copies to:

Baker & Hostetler LLP
1900 East 9th Street
3700 National Center
Cleveland, Ohio 44114
Facsimile No.: (216) 696-0740
Attention:  Robert A. Weible, Esq.

and

Jones & Keller, P.C.
1625 Broadway, Suite 1600
Denver, Colorado 80202
Facsimile No.: (303) 573-0769
Attention:  Samuel Wing

All such notices and communications shall be deemed to have been duly given:  when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

(e)                         Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto and the Holders; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless, and only to the extent such successor or assign holds Registrable Notes.

(f)                           Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g)                        Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)                        Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.  EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(i)                            Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j)                            Notes Held by any Issuer or their Affiliates.  Whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by any Issuer or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(k)                         Third Party Beneficiaries.  Holders of Registrable Notes are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

(l)                            Entire Agreement.  This Agreement, together with the Note Purchase Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda among the Purchasers on the one hand and the Issuers on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

(m)                      Joint and Several Obligations.  All of the obligations of the Issuers hereunder shall be joint and several obligations of each of them.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

JACOBS ENTERTAINMENT, INC.

By:	/s/ Jeffrey P. Jacobs
Name: Jeffrey P. Jacobs
Title: President

GUARANTORS:

BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.

	By:	/s/ Stephen R. Roark
Name: Stephen R. Roark
Title: President

GOLD DUST WEST CASINO, INC.

	By:	/s/ Stephen R. Roark
Name: Stephen R. Roark
Title: Vice President

GILPIN VENTURES, INC.

	By:	/s/ Stephen R. Roark
Name: Stephen R. Roark
Title: President

S-1

GILPIN HOTEL VENTURE

By:	GILPIN VENTURES, INC., its partner

	By:	/s/ Stephen R. Roark
Name: Stephen R. Roark
Title: President

	By:	BLACK HAWK GAMING &
DEVELOPMENT COMPANY, INC., its
partner

	By:	/s/ Stephen R. Roark
Name: Stephen R. Roark
Title: President

BLACK HAWK/JACOBS ENTERTAINMENT LLC
By:	BLACK HAWK GAMING &
DEVELOPMENT COMPANY, INC., its manager

	By:	/s/ Stephen R. Roark
Name: Stephen R. Roark
Title: President

DIVERSIFIED OPPORTUNITIES GROUP LTD.
By:	JACOBS ENTERTAINMENT, INC., its
manager

	By:	/s/ Stephen R. Roark
Name: Stephen R. Roark
Title: Chief Financial Officer

JALOU L.L.C.

	By:	/s/ Ian M. Stewart
Name: Ian M. Stewart
Title: President and Manager

HOUMA TRUCK PLAZA & CASINO, L.L.C.

By:	/s/ Ian M. Stewart
Name: Ian M. Stewart
Title: President and Manager

BAYOU VISTA TRUCK PLAZA AND CASINO, L.L.C.

By:	/s/ Ian M. Stewart
Name: Ian M. Stewart
Title: President and Manager

LUCKY MAGNOLIA TRUCK STOP AND CASINO L.L.C.

By:	/s/ Ian M. Stewart
Name: Ian M. Stewart
Title: President and Manager

JALOU-CASH’S L.L.C.

By:	/s/ Ian M. Stewart
Name: Ian M. Stewart
Title: President and Manager

RACELAND TRUCK PLAZA AND CASINO, L.L.C.

By:	/s/ Ian M. Stewart
Name: Ian M. Stewart
Title: President and Manager

JALOU II INC.

By:	/s/ Ian M. Stewart
Name: Ian M. Stewart
Title: President

WINNER’S CHOICE CASINO, INC.

	By:	/s/ Ian M. Stewart
Name: Ian M. Stewart
Title: President

JACE, INC.

	By:	/s/ Ian M. Stewart
Name: Ian M. Stewart
Title: President

COLONIAL DOWNS, L.L.C.

	By:	/s/ Ian M. Stewart
Name: Ian M. Stewart
Title: Manager

JRJ PROPERTIES, LLC

	By:	/s/ Ian M. Stewart
Name: Ian M. Stewart
Title: President and Manager

COLONIAL HOLDINGS, INC.

	By:	/s/ Ian M. Stewart
Name: Ian M. Stewart
Title: President

COLONIAL DOWNS, LP

By:	STANSLEY RACING CORP., its general
Partner

	By:	/s/ Ian M. Stewart
Name: Ian M. Stewart
Title: President

STANSLEY RACING CORP.

By:	/s/ Ian M. Stewart
Name: Ian M. Stewart
Title: President

JALOU BREAUX BRIDGE, LLC

By:	/s/ Ian M. Stewart
Name:
Title:

JALOU EUNICE, LLC

By:	/s/ Ian M. Stewart
Name:
Title:

JALOU OF JEFFERSON, LLC

By:	/s/ Ian M. Stewart
Name:
Title: